    As filed with the Securities and Exchange Commission on July 14, 1998
                                                  Registration No. 333-______

------------------------------------------------------------------------------
------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                            ______________________________

                                       FORM S-8

               REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                            ______________________________

                                     CIBER, INC.
                (Exact name of registrant as specified in its charter)
                            ______________________________

          DELAWARE                                38-2046833
(State or other jurisdiction of         (I.R.S. Employer Identification No.)
incorporation or organization)
                                   5251 DTC PARKWAY
                                      SUITE 1400
                              ENGLEWOOD, COLORADO  80111
                                    (303) 220-0100
                       (Address of principal executive offices)

                          CIBER, INC. EQUITY INCENTIVE PLAN
                                 (Full title of plan)
                            ______________________________

                                                  WITH COPIES TO:

     MAC J. SLINGERLEND                          WANDA J. ABEL, ESQ.
  CHIEF EXECUTIVE OFFICER                     DAVIS, GRAHAM & STUBBS LLP
5251 DTC PARKWAY, SUITE 1400                  370 17TH STREET, SUITE 4700
 ENGLEWOOD, COLORADO  80111                     DENVER, COLORADO  80202
      (303) 220-0100                                 (303) 892-9400

(Name, address, including zip code, and telephone number, including area code, of agent for service)

                           _______________________________

                           CALCULATION OF REGISTRATION FEE

-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------
                                                          Proposed maximum                          Proposed
                                        Amount to be       offering price    maximum aggregate      Amount of
Title of securities to be registered     registered          per share(1)    offering price(1)   registration fee
-----------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01         4,000,000 shares(2)      $39.1875         $156,750,000          $46,315
per share ("Common Stock")
-----------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of determining the amount of the registration fee pursuant to Rule 457(h), based upon the closing price of the Company's Common Stock on July 9, 1998 as quoted on The New York Stock Exchange.

(2) Does not include 2,000,000 shares of Common Stock (as adjusted to reflect the 2 for 1 stock split that occurred in June 1996 and a 2 for 1 stock split that occurred in March 1998) that were registered under a Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 29, 1994, for a registration fee of $1,530.00, and 2,000,000 shares of Common Stock (as adjusted to reflect the 2 for 1 stock split that occurred in March 1998) that were registered under a Registration Statement on Form S-8 filed with the Securities Exchange Commission on April 21, 1997, for a registration fee of $8,371.21. 742,730 of the shares registered in December 1994 were carried forward into the Registration Statement filed April 1997, and 2,802,867 of the previously registered shares are carried forward into this Registration Statement.

                                ------------------------

As permitted by Rule 429, the Prospectus that contains the information required pursuant to Section 10(a) of the Securities Act, as amended (the "Securities Act"), and that relates to this Registration Statement is a combined Prospectus that also relates to a Registration Statement on Form S-8, filed with the Securities and Exchange Commission on December 29, 1994, and a Registration Statement on Form S-8, filed with the Securities and Exchange Commission on April 21, 1997.

                                       PART II

                  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

     CIBER, Inc., a Delaware corporation (the "Company"), hereby states that the following documents filed with the Securities and Exchange Commission (the "Commission") are hereby incorporated or deemed to be incorporated into this Registration Statement by reference as of their date of filing with the Commission.

     (a) The contents of the Company's Form S-8 Registration Statement, filed on December 29, 1994;

     (b) The contents of the Company's Form S-8 Registration Statement, filed on April 21, 1997;

     (c) The Company's Annual Report on Form 10-K for the year ended June 30, 1997 filed with the Commission on September 19, 1997 pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act");

     (d) The Company's Current Report on Form 8-K, filed with the Commission pursuant to the Exchange Act on March 30, 1998.

     (e) The Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1997, December 31, 1997 and March 31, 1998 filed with the Commission pursuant to the Exchange Act.

     (f) All other reports filed by the Company pursuant to Sections 13 or 15(d) of the Exchange Act since June 30, 1997.

8.   EXHIBITS.

     5    Opinion and Consent of Davis, Graham & Stubbs LLP

     23   Consent of KPMG Peat Marwick LLP

                                      SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Englewood, State of Colorado, on July 14, 1998.


                                             CIBER, INC.


                                             By:   /s/ Mac J. Slingerlend
                                                   ---------------------------
                                                   Mac J. Slingerlend
                                                   Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


     Signature                  Title                            Date
     ---------                  -----                            ----
/s/Bobby G. Stevenson           Chairman, Secretary
--------------------------      and Director                 July 14, 1998
Bobby G. Stevenson


/s/Mac J. Slingerlend           President/Chief Executive
--------------------------      Officer, Treasurer and       July 14, 1998
Mac J. Slingerlend              Director (Principal
                                Executive Officer)


/s/Richard A. Montoni           Executive Vice President/
--------------------------      Chief Financial Officer      July 14, 1998
Richard A. Montoni              and Director (Principal
                                Financial Officer)


/s/Christopher L. Loffredo      Vice President/Chief
--------------------------      Accounting Officer           July 14, 1998
Christopher L. Loffredo         (Principal Accounting
                                Officer)


                                     -3-


/s/James A. Rutherford          Director                     July 14, 1998
--------------------------
James A. Rutherford


/s/James C. Spira               Director                     July 14, 1998
--------------------------
James C. Spira



/s/Roy L. Burger                Director                     July 14, 1998
--------------------------
Roy L. Burger



                                     -4-